SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE GLOBAL SMALL CAP FUND
                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

Laura Granger (see biography below) joins Crispin Finn on the Credit Suisse Global Small Cap Team, which is responsible for the day-to-day portfolio management of the funds. Ms. Granger manages the U.S. portion of the funds and Mr. Finn manages the non-U.S. portion. Leo Bernstein and Calvin Chung are no longer members of the team.

Team Member Biography

LAURA GRANGER, Managing Director, is a portfolio manager specializing in growth equities. She joined Credit Suisse Asset Management, LLC in 2006 from OppenheimerFunds, where she served as a portfolio manager on the Oppenheimer Emerging Growth Fund, Oppenheimer Discovery Fund and Oppenheimer Emerging Technologies Fund. Prior to joining OppenheimerFunds in 2000, Ms. Granger served at Fortis Advisors, where she managed the Fortis Capital Appreciation and the Fortis Aggressive Series Growth Funds. Previously, Ms. Granger managed pension and foundation accounts for General Motors Investment Management. Ms. Granger earned a BS from Cornell University. Ms. Granger is a Chartered Financial Analyst.


Dated:  April 5, 2006                                    16-0406
                                                         for
                                                         INTFUNDS-PRO-CMN
                                                         GSC-PRO-LOAD
                                                         GSC-PRO-ADV
                                                         TRGSC-PRO
                                                         2006-06